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                                          OFFICE OF THE UNITED STATES TRUSTEE
                            ----------------------------------------------------------------
-----------------------------------------------------                     --------------------------------------------------------
In re:                                                                    DEBTOR IN POSSESSION OPERATING REPORT
 The Kushner-Locke Company

                                                                                     Report Number:            7       Page 1 of 2
                                                                                                        -------------
Chapter 11                                                                     For the Period FROM:        5/1/2002
                                                                                                        -------------
Case No. LA 01-44828-SB (Administratively Consolidated with                                     TO:        5/31/2002
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-                                                 -------------
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)
-----------------------------------------------------                     --------------------------------------------------------

   1 Profit and Loss Statement (Accrual Basis Only)
     A. Related to Business Operations
        Gross Sales                                                                      $  40,000
                                                                                         ----------
        Costs Related to Revenues (Film Cost Amortization)                                      --
                                                                                         ----------
                 Gross Profit                                                                                 40,000
                                                                                                          -----------
        Less:  Operating Expenses

        Officer Compensation                                                 28,950
                                                                          ----------
        Salaries and Wages - Other Employees                                 30,226
                                                                          ----------
           Total Salaries and Wages                                                         59,176
                                                                                         ----------
           Employee Benefits and Pensions                                                    8,138
                                                                                         ----------
        Employer Payroll Taxes/Fees                                           3,631
                                                                          ----------
        Other Taxes                                                              --
                                                                          ----------
           Total Taxes                                                                       3,631
                                                                                         ----------
        Rent and Lease Expense (including parking)                            4,720
                                                                          ----------
        Distribution/Delivery Expenses                                           34
                                                                          ----------
        Interest Expense                                                         --
                                                                          ----------
        Insurance

                                                                          ----------
        Automobile Expense/Mileage

                                                                          ----------
        Utilities (incl. Phone, phone equipment, internet)                    2,259
                                                                          ----------
        Depreciation and Amortization                                            --
                                                                          ----------
        Business Equipment Leases                                               520
                                                                          ----------
        Business Expense reimbursement

                                                                          ----------
        Storage Expense                                                       7,068
                                                                          ----------
        Supplies, Office Expenses, Photocopies, etc.
                                                                          ----------
        Bad Debts                                                                --
                                                                          ----------
        Miscellaneous Operating Expenses                                        384
                                                                          ----------
           Total Operating Expenses                                                         85,930
                                                                                         ----------
                 Net Gain/Loss from Business Operations                                                      (45,930)
                                                                                                          -----------
     B. Not related to Business Operations
        Income

           Interest Income

                                                                                         ----------
           Other Non-Operating Revenues                                                         --
                                                                                         ----------
           Gross Proceeds on Sale of Assets                                      --
                                                                          ----------
           Less:  Original Cost of Assets plus expenses of sale                  --
                                                                          ----------
                 Net Gain/Loss on Sale of Assets                                                --
                                                                                         ----------
           Total Non-Operating Income                                                                             --
                                                                                                          -----------
        Expenses Not Related to Business Operations

           Legal and Professional Service Fees  (Covered by prepetition
              retainer)                                                                     35,079
                                                                                         ----------
           Other Non-Operating Expenses (Board/Trustee fees)                                 9,582
                                                                                         ----------
           Total Non-Operating Expenses                                                                       44,661
                                                                                                          -----------
     NET INCOME/(LOSS) FOR PERIOD                                                                         $  (90,591)
                                                                                                          ===========
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                                     DEBTOR IN POSSESSION OPERATING REPORT NO: 7                          Page 2 of 2
---------------------------------------------------------------------------------------------------------------------

   2 Aging of Accounts Payable and Accounts Receivable (exclude prepetition accounts payable):

                                                                        Accounts        Accounts
                                                                         Payable       Receivable
                                                                     --------------   -------------
                           Current     Under 30 days                                            --
                                                                     --------------   -------------
                           Overdue        31-60 days                             --             --
                                                                     --------------   -------------
                           Overdue        61-90 days                             --
                                                                     --------------   -------------
                           Overdue       91-120 days                             --
                                                                     --------------   -------------
                           Overdue     Over 121 days                             --      7,599,184
                                                                     --------------   -------------
                                   Due in the Future                             --      4,032,400
                                                                     --------------   -------------
                                               TOTAL                             --     11,631,584
                                                                     --------------   -------------

   3 Statement of Status of Payments to Secured Creditors and Lessors:

     No payments to Secured Creditors or Lessors were paid or payable during the reporting period.

   4 Tax Liability

     No tax payments were paid or payable during the reporting period other than payroll taxes shown above.

                                                     -------------   ------------------------------  ----------------
   5 Insurance Coverage                                Carrier/       Amount of         Policy          Premium Paid
                                                      Agent Name       Coverage     Expiration Date     Through Date
                                                     -------------   -----------    ---------------    --------------
     Worker's Compensation (RENEWED 1/11/02)           St. Paul        1,000,000       1/14/2003          1/14/2003
     Commercial Property (RENEWED)                     St. Paul        2,000,000       2/14/2003          2/14/2003
     Commercial Umbrella                               St. Paul       10,000,000       2/14/2002          2/14/2002
     Guild Travel Accident Coverage                    Hartford          500,000       2/14/2002          2/14/2002
     Crime/Fiduciary Liability                         Federal         1,000,000       2/14/2002          2/14/2002
     Foreign GL & WC                                 ACE American      1,000,000       2/14/2002          2/14/2002
     Errors & Omissions - Productions                    AIG           6,000,000        3/3/2002          3/3/2002
     Errors & Omissions - Library (RENEWED)            St. Paul        3,000,000        3/3/2003          3/3/2003
     Directors and Officers                          Nat'l Union      10,000,000       8/21/2002          8/21/2002
     Employment Practices Liability                  Nat'l Union       5,000,000      10/31/2002         10/31/2002
     Life, Peter Locke:  (Beneficiary:  Company)      Jefferson        5,000,000       2/14/2002          2/14/2002
     Life, Donald Kushner:  (Beneficiary:  Company)    Lincoln         5,000,000       2/14/2002          2/14/2002

   6 Questions:
     A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?
        [ ] Yes            Explain:
        [x] No

     B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its prepetition unsecured debt, except as authorized by the Court?
        [ ] Yes            Explain:
        [x] No

   7 Statement on Unpaid Professional Fees (Postpetition Amounts Only)

     Total unpaid post-petition Professional Fees during the reporting period: $548,273.18

   8 Narrative Report of Significant Events and Events out of the Ordinary Course of Business:

     None.

   9 Quarterly Fees:

     Paid                                                                                               Quarterly Fee

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession
Interim Statement is true and correct to the best of my knowledge.


                                                                     /s/ Alice P. Neuhauser
                                                                     ------------------------------------------------
                                                                     Debtor in Possession
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